1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third Bancorp 3Q21 Earnings Presentation October 19, 2021 Refer to earnings release dated October 19, 2021 for further information.

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; and (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 3Q21 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • Strong financial results reflect diversified revenues, disciplined balance sheet management, expense management, and benign credit results • Period end C&I loan growth of 1% (or 4% excluding the impact of PPP loans) compared to 2Q21 • Historically low NCO ratio reflecting continued improvements in consumer and commercial portfolios • Repurchased shares totaling $550 million, and increased common dividend 11% 3Q21 highlights Reported1 Adjusted1 ROA Efficiency ratio ROTCE 1.32% 18.7% NIM 2.59%2.59% 1.36% 16.9% 58.3%57.8% ROE 12.6%13.0% excl. AOCI PPNR $828MM$856MM EPS $0.94$0.97 CET12 9.85% For end note descriptions, see end note summary starting on page 31

4 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Net interest income1 T o ta l n e t in te re s t in c o m e ; $ m ill io n s NII NII $ in millions; NIM change in bps $1,2112Q21 2.63% 2Q21 to 3Q21 Reported NII & NIM Walk NIM $1,192 2.59%3Q21 For end note descriptions, see end note summary starting on page 31 Day count Wholesale funding actions Lower investment portfolio prepayment penalties Lower PPP-related income 9 (1) 8 2 (4) (1) (6) 1 T o ta l n e t in te re s t in c o m e ; $ m ill io n s NII NIM $1,173 $1,211 $1,192 2.58% 2.63% 2.59% 3Q20 2Q21 3Q21 Lower yields on commercial loan balances (10) (2) Other impacts (incl. market rate and balance sheet composition changes) (9) (1) Lower PAA/PCD income (7) (2)

5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Adjusted noninterest income (excl. securities (gains)/losses)1 Noninterest income • Adjusted noninterest income1 up $26 million, or 3% • Primary drivers: ‒ Mortgage banking net revenue (up 34%) ‒ Leasing business revenue (up 28%) ‒ Partially offset by commercial banking revenue (down 5%) T o ta l n o n in te re s t in c o m e ; $ m ill io n s Noninterest income • Adjusted noninterest income1 up $91 million, or 13% • Primary drivers: ‒ Other noninterest income (up 33%) ‒ Commercial banking revenue (up 22%) ‒ Mortgage banking net revenue (up 13%) ‒ Wealth and asset management revenue (up 11%) 3Q21 vs. 3Q20 3Q21 vs. 2Q21 $722 $741 $836 $703 $768 $794 3Q20 2Q21 3Q21 For end note descriptions, see end note summary starting on page 31

6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Adjusted noninterest expense1 Noninterest expense • Adjusted noninterest expense1 up $4 million • Primary drivers: ‒ Marketing expense (up 45%) ‒ Technology and communications (up 4%) ‒ Partially offset by a decrease in compensation and benefits expense (down 2%) T o ta l n o n in te re s t e x p e n s e ; $ m ill io n s • Adjusted noninterest expense1 up $24 million, or 2% • Primary drivers: ‒ Technology and communications (up 10%) ‒ Other noninterest expense (up 5%) ‒ Compensation and benefits (up 1%) ‒ Partially offset by a decrease in card and processing expense (down 34%) Noninterest expense 3Q21 vs. 3Q20 3Q21 vs. 2Q21 $1,161 $1,153 $1,172 $1,133 $1,153 $1,157 3Q20 2Q21 3Q21 For end note descriptions, see end note summary starting on page 31

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Commercial ex. PPP Securities1Commercial ex. PPP Interest earning assets Average securities1 and short-term investmentsAverage loan & lease balances Consumer Total loan yield $ in billions; loan & lease balances excluding HFS Short-term investments Taxable securities yield Consumer Period-end HFI loan & lease balances $0.1 $0.0 $0.0 $2.3 $5.7 $5.2 $2.3 $5.7 $5.2 3Q20 2Q21 3Q21 Period-end HFS loan & lease balances Commercial Consumer $36.3 $36.9 $37.2 $29.8 $33.6 $32.1 $66.1 $70.5 $69.3 3.01% 3.06% 2.86% 3Q20 2Q21 3Q21 $ in billions $ in billions $ in billions Note: totals shown above may not foot due to rounding; For end note descriptions, see end note summary starting on page 31 +2% +3% QoQ YoY % change (8%) +130% NM NM QoQ YoY % change (4%) +8% +1% +3% QoQ YoY % change +1% +4% QoQ YoY % change flat (7%) ex. PPP ex. PPP +2% (2%) ex. PPP ex. PPP GNMA forbearance loan purchases: • 4Q20: $2.1BN • 1Q21: $0.6BN • 2Q21: $1.0BN • 3Q21: $0.3BN • Oct 2021: $0.7BN PPP PPP $68.4 $63.6 $63.9 $5.2 $4.8 $3.1 $39.8 $40.1 $41.0 $113.4 $108.5 $108.0 3.64% 3.63% 3.55% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0.08 0.09 0 20 40 60 80 100 120 3Q20 2Q21 3Q21 $66.0 $63.3 $64.4 $5.2 $3.7 $2.3 $39.5 $40.7 $41.2 $110.7 $107.7 $107.9 0 20 40 60 80 100 120 3Q20 2Q21 3Q21

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Core deposits and wholesale funding Average wholesale funding balancesAverage core deposit balances $80.6 $80.7 $83.0 $72.8 $80.7 $81.4 $153.4 $161.4 $164.3 3Q20 2Q21 3Q21 $79.3 $80.3 $80.5 $73.0 $81.2 $81.3 $152.3 $161.5 $161.8 0.13% 0.05% 0.04% 3Q20 2Q21 3Q21 Commercial Consumer Total IB core deposit rate $ in billions $ in billions Period-end core deposit balances Period-end wholesale funding balances $21.8 $16.5 $14.4 2.26% 2.47% 2.55% 3Q20 2Q21 3Q21 $19.9 $14.7 $13.5 3Q20 2Q21 3Q21 Total wholesale funding Wholesale funding cost Total wholesale fundingCommercial Consumer $ in billions $ in billions Note: totals shown above may not foot due to rounding Flat +11% Flat +2% QoQ YoY % change +1% +12% +3% +3% QoQ YoY % change (8%) (32%) QoQ YoY % change (13%) (34%) QoQ YoY % change

Well diversified commercial portfolio with several potential risk mitigants to recent stresses

COVID-19 high impact portfolios of interest

Total Commercial balances ex. PPP

Restaurants ($1.7BN)	• ~75% of portfolio in QSR, mostly to top-tier brands and national chains • Areas of focus: ~25% dine-in focused; supported by concentration in large scale operators and top performing brands with strong sponsorship, and/or access to capital markets
Casinos ($1.0BN)	• Clients have strong liquidity positions with continued access to capital markets; experienced management teams have executed significant cost reduction plans; ~67% to regional casino operators (incl. Native American-operated) • Includes casino hotels of approximately $0.6BN • Areas of focus: ~23% global operators (including Las Vegas) supported by scale, liquidity and experienced management teams
Hotels ($1.4BN)	• 58% to drivable leisure hotels, where RevPAR has generally rebounded • Areas of focus: 42% business-oriented hotels which likely face a multi year re-stabilization but are owned by strong, large scale operators with deep experience and broad resources
Retail non-Essential ($1.7BN)	• C&I borrowers with strong performance given e-commerce disruption; composition almost exclusively either investment grade and well-positioned to weather downturn, or market-conforming ABL structures • Areas of focus: Retail driven Non-owner occupied CRE (~$0.9BN) supported by anchor tenant strength, collection rates and liquidity to support re-stabilization
Healthcare Facilities ($2.7BN)	• Well diversified with long-term clients across broad sectors including Skilled Nursing, Physician Offices, Behavioral Health, Assisted Living and Surgery/Outpatient Centers, etc. • Areas of focus: Skilled Nursing occupancy supported by top tier national and large regional operators
Leisure Travel ($0.4BN)	• Well contained to a few large operators; all have been able to access capital markets to bolster liquidity • Areas of focus: Seasonal operations impact the speed of full recovery supported by strong liquidity and access to capital
Other ($1.1BN)	• Other portfolios impacted by COVID-19, including sports ($0.4), fitness ($0.3), and other leisure & recreation industries not listed above

Key takeaways:

- Well diversified commercial portfolio favoring large borrowers with a track record of resilience
- Proactive portfolio monitoring
- Excluding PPP, ~60% of C&I COVID-19 high impact portfolio is in shared national credits
- High impact portfolio balances shown include approximately $2.7BN in non-owner occupied CRE (see the following page for more information)
- No changes to composition or definition of COVID-19 High Impact industries

Total COVID High Impact Balances: $10.0 billion, or ~9% of total loans & leases down 3% from 2Q21

9
© Fifth Third Bancorp | All Rights Reserved

10 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 86% 5% 7% CRE portfolio is smaller, centrally managed, and well diversified Casinos CRE as a % of total loans and leases Well diversified by property type Non-owner CRE - COVID high impact industries COVID high impact Exposures by property typeTotal loans and leases ex. PPP • Significantly less exposure to CRE (and high volatility CRE) compared to peers • Manage exposures and risk limits centrally • Immaterial exposure to raw land or developed land • Well-diversified by property type with lower exposures to hospitality and retail • Geographic diversification with no significant exposure to any specific MSA Balance Crit Rate $1.3BN Δ in Crit Rate QoQ Other Owner Occupied CRE Non-owner Occupied CRE Hotels Non-essential retail Healthcare Other Total NOO CRE – COVID High Impact $0.9BN $0.1BN $0.2BN $0.2BN $2.7BN (16%) 29% - 13% 60% 47% 41% 0% 22% 48% Total COVID High Impact (all Commercial) $10.0BN Loan balances ex. PPP 25% (4%) Non-COVID portfolio 2% Note: totals shown above may not foot due to rounding (23%) (12%) 26% 13% 13% 11% 10% 7% 3% 2% 1% 14% Apartment Home Builder Office Hospitality Retail Industrial Student Housing Self Storage For Sale Other

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2.12%2.49% 2.41% 2.19% 2.06% 2.00% 3Q20 4Q20 1Q21 2Q21 3Q21 2.08% 2.40% Credit quality overview Early stage delinquencies and NPAs1 Net charge-offs (NCOs) ACL as % of portfolio loans and leases 0.50% 0.68% 0.40% 0.26% 0.16% 0.19% 0.18% 0.33% 0.10% 0.03% 0.30% 0.36% 0.35% 0.16% 0.08% 3Q18 3Q19 3Q20 3Q21 Consumer NCO Ratio Commercial NCO Ratio Total NCO Ratio Including MB unamortized loan discount Ex. PPP • ACL ratio of 2.00% decreased 6 bps (ACL declined $63MM) sequentially • NCO ratio of 0.08% down 8 bps from the prior quarter and down 27 bps from the year-ago quarter • NPA ratio of 0.52% down 9 bps from the prior quarter • ACL represents 409% of NPLs and 386% of NPAs 2.65% 2.53% 0.48% 0.47% 0.84% 0.61% 0.52% 0.29% 0.37% 0.29% 0.26% 0.25% 3Q18 3Q19 3Q20 3Q21 NPA Ratio 30-89 days past due as a % of Porfolio Loans 2.62% 2.75% 2.29% 2.15% For end note descriptions, see end note summary starting on page 31 2.22% 2Q21 2Q21

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Allowance for credit losses Allowance for loan & lease losses Commercial and industrial loans Commercial mortgage loans Commercial construction loans Commercial leases Total commercial loans and leases Residential mortgage loans Home equity Indirect secured consumer loans Credit card Other consumer loans Total consumer loans Allowance for loan & lease losses Reserve for unfunded commitments1 Allowance for credit losses 72 21 1,167 235 138 117 189 108 787 1,954 205 $2,159 335 739 1.32% 0.67% 1.75% 1.45% 3.23% 0.73% 10.84% 3.59% 1.91% 1.81% 2.00% 1.54% 3.25% Allocation of allowance by product $s in millions 3Q21 • Allowance for credit losses decreased $63 million • Including the impact of the unamortized discount from the MB loan portfolio, the ACL ratio was 2.08% • Furthermore, excluding the impact of PPP, the ACL ratio would have been 2.12% Amount % of portfolio loans & leases For end note descriptions, see end note summary starting on page 31; Note, totals shown above may not foot due to rounding Change in Rate 0.42% (0.21%) 0.50% (0.16%) (0.14%) (0.20%) (0.49%) (0.29%) (0.55%) 0.12% (0.06%) 1.68% 0.32% (0.13%) (0.07%) (0.08%) (0.01%) (0.11%) 0.01% (0.20%) (0.18%) (0.08%) (0.08%) (0.02%) (0.34%) Compared to: 2Q21 CECL Day 1 0.18%

13 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2Q21 Net Income (ex reserve release) ACL Impact Common Dividends Provide acquisition impact RWA Share repurchases 3Q21 ~43 bps 9.85% 10.37% • Unprecedented levels of short-term liquidity currently ~21x higher than 2019 average • Loan-to-core deposit ratio of 66% (64% ex. PPP) • ~$110 billion of available liquidity sources • $5.1 billion in Holding Company cash, sufficient to satisfy all fixed obligations in a stressed environment for ~27 months Strong capital and liquidity position Regulatory capital position Fed Reserves Unpledged Investment Securities Available FHLB Borrowing Capacity Current Fed Discount Window Availability Total ~$33 ~$29 ~$15 ~$33 ~$110 Liquidity Sources Liquidity position $s in billions; as of 9/30/2021 • Repurchased shares totaling $550 million in 3Q21 • Increased quarterly common dividend $0.03, or 11%, to $0.30 per share • Capital plans support repurchase of shares totaling approximately $300 million in 4Q21 • Continue to target 9.5% CET1 by June 20222 • CECL transition impact expected to be ~(8 bps) in 1Q22 Common equity tier 1 ratio1 ~(27 bps) ~(14 bps) For end note descriptions, see end note summary starting on page 31 ~2 bps ~(37 bps) ~(19 bps)

14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Current expectations Fourth quarter 2021 compared to Third quarter 2021 Net interest income1 Noninterest income1 Noninterest expense1 stable to up 1% (impacted by recent loan purchases) (3Q21 baseline: $794MM) (3Q21 baseline: $1.157BN) (including HFS) Loans & leases average: up ~1% (up ~2% excl. PPP impacts) down ~1% (up ~1% excl. PPP impacts) (3Q21 baseline: $1.192BN) up ~6% (or relatively stable excl. impact of $44 million 4Q21 TRA revenue) As of October 19, 2021; please see cautionary statements on page 2 For end note descriptions, see end note summary starting on page 31 • Reflects impact of previous consumer loan purchases (including ~$300 million in Sep and ~$700 million in Oct related to GNMA forbearance loans) • NII guidance assumes relatively stable securities balances Net charge-off ratio 10 - 15 bps Effective tax rate 22 - 23%

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion and on continually improving the digital experience Diversified and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, paying a strong dividend, non-bank opportunities and share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

17 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

18 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Committed to generating sustainable value Environmental, Social, and Governance (ESG) actions and impact Actions Impact Published ESG Report on June 30, 2021; Available on investor relations website World’s Most Ethical Companies Recognized by Ethisphere in 2021 Most Responsible Companies Recognized by Newsweek in 2020 Ranked #1 in COVID Response 2021 Financial Health and Advice from a leading study America’s Best Employer for Diversity Recognized by Forbes in 2021 America’s Best Employer for New Grads Recognized by Forbes in 2021 100% Score Disability Equality Index in 2021 Outstanding Rating on our most recent CRA exam 100% Score Human Rights Campaign Corporate Equality Index for sixth consecutive year A- Leadership Band 2019 & 2020 CDP surveys Green Power Leadership 2020 award from Environmental Protection Agency Winning “W” Company Recognized by 2020 Women on Boards (2020WOB) For end note descriptions, see end note summary starting on page 31. $41.6BN Delivered against 2016 $32BN community commitment1 $18 Minimum wage per hour (since 2019) 2.6MM+ People educated through our L.I.F.E. programs2 59% Women in workforce; 40% Board diversity3 Carbon neutral In 2020 for our operations, including scopes 1, 2 and 3 (business travel). First regional U.S. bank to achieve neutrality $6.4BN In lending and financing to renewable energy projects towards our $8BN sustainable financing goal by 20254 ESG Committee Established in 2020, reports to Nominating & Corporate Governance Committee

19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Neighborhood Investment Program Delivering capital, expertise and collaboration to nine neighborhoods creating economic mobility Recipient neighborhoods and lead community organizations • Avondale, Cincinnati, Ohio Avondale Development Corp. • South Chicago, Chicago, Illinois Claretian Associates • Buckeye, Cleveland, Ohio Cleveland Neighborhood Progress • East Tampa, Tampa, Florida Corporation to Develop Communities of Tampa, Inc. • Grove Park, Atlanta, Georgia Grove Park Foundation • Arlington Woods, Indianapolis, Indiana Jewell Human Services Corp. • Historic West End, Charlotte, North Carolina LISC • Near East Side, Columbus, Ohio Partners Achieving Community Transformation • Russell, Louisville, Kentucky Russell A Place of Promise Part of Fifth Third’s previously announced $2.8 billion commitment to accelerate racial equity, equality and inclusion SMALL BUSINESS LOANS MORTGAGE LOANS NEIGHBORHOOD REVITALIZATION LOANS AND INVESTMENTS 90% PHILANTHROPIC EFFORTS 10% $180M NEIGHBORHOOD INVESTMENT PROGRAM TOTAL INVESTMENT Program overview • $180 million neighborhood program to support and revitalize nine majority-Black communities across seven states that have experienced disinvestment • The Bank intends to commit up to $20 million per neighborhood combined support in lending, investments and philanthropic support from Fifth Third Foundation • A combination of capital, products and services will be invested into small business, mortgages, philanthropic efforts, and neighborhood revitalization loans and investments to drive economic growth and stability, wealth building opportunities and neighborhood revitalization

20 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved For end note descriptions, see end note summary starting on page 31 $5.2 $5.1 $5.2 $4.8 $3.1 3Q20 4Q20 1Q21 2Q21 3Q21 Average PPP loan balances Period-end PPP loan balances $5.2 $4.8 $5.4 $3.7 $2.3 3Q20 4Q20 1Q21 2Q21 3Q21 $33 $31 $29 $25 $16 $10 $24 $28 $31 $41 $53 $53 $47 3Q20 4Q20 1Q21 2Q21 3Q21 Other Accelerated fees from forgiveness PPP interest income • Originated $7.3BN in PPP loans across all 3 waves • Expect ~95% of remaining PPP loans to be forgiven1 • 4Q21 Average Balance: $1.7BN • 4Q22 Average Balance: $0.2BN • Expect FY21 interest income of ~$180MM1 (including ~$30MM in 4Q21) and FY22 interest income of ~$40MM $ in millions $ in billions $ in billions Paycheck Protection Program update

21 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0% 67% 26% 3% 4% 100% Fix | 0% Variable 71% Fix | 29% Variable Balance sheet positioning Investment portfolio $21.4BN fixed 3 | $43.0BN variable 1,2 Commercial loans1,2,3 Consumer loans1 Long-term debt4 $33.7BN fixed | $7.5BN variable 1 $9.3BN fixed | $2.1BN variable4 • 1ML based: 50%7 • 3ML based: 6%7 • Prime based: 5%7 • Other based: 5%7,10 • Weighted avg. life: 1.7 years1,3 • 1ML based: 2%8 • 12ML based: 2%8 • Prime based: 14%8 • Weighted avg. life: 2.8 years1 • 1ML based: 7%9 • 3ML based: 11%9 • Weighted avg. life: 4.4 years C&I 36% Fix | 64% Variable Coml. mortgage 19% Fix | 81% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 95% Fix | 5% Variable Auto/Indirect 100% Fix | 0% Variable Home equity 8% Fix | 92% Variable Senior debt 86% Fix | 14% Variable Sub debt 69% Fix | 31% Variable Auto securiz. proceeds 100% Fix | 0% VariableComl. construction 1% Fix | 99% Variable Credit card 9% Fix | 91% Variable Other 61% Fix | 39% Variable Other 87% Fix | 13% Variable • 60% allocation to bullet/ locked-out cash flow securities • AFS yield: 2.90%5 • Effective duration of 5.06 • Net unrealized pre-tax gain: $1.6BN • 98% AFS11 Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $11BN in cash flow hedges ($8BN in C&I receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML) as well as ~$1.5BN fair value hedges associated with long term debt (receive-fixed swaps) • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $3.8BN non-agency CMBS (All super-senior, AAA-rated securities; 62.9% WA LTV, ~40.9% credit enhancement) 0% For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding 71% 16% 8% 5% 10% 39% 8% 4% 39% 18% 58% 24%

22 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Well positioned to benefit from higher rates Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII benefit from increased securities balances4,5 NII is asset sensitive in year 1 and year 2 to rising rates. • As of September 30, 2021, 48% of HFI loans were variable rate net of existing hedges (67% of total commercial; 18% of total consumer)1 • Investment portfolio effective duration of 5.02 • Short-term borrowings represent approximately 9% of total wholesale funding, or 1% of total funding • Approximately $9 billion in non-core funding matures beyond one year Interest rate sensitivity tables leverage the following deposit assumptions: • 37% weighted-average up rate beta on interest-bearing deposit balances3 • No modeled re-pricing lag on deposits • Utilizes forecasted balance sheet with $5BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios • Weighted interest-bearing deposit floor of 3 bps For end note descriptions, see end note summary starting on page 31 ALCO policy l imit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 10.9% 22.4% (4.0%) (6.0%) +100 Ramp over 12 months 5.7% 12.3% NA NA % Change in NII (FTE) Betas 25% higher Betas 25% lower Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 8.7% 18.6% 13.0% 26.1% +100 Ramp over 12 months 4.6% 10.5% 6.7% 14.1% % Change in NII (FTE) +$5BN balances +$10BN balances Change in Interest Rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 11.4% 23.1% 12.0% 23.7% +100 Ramp over 12 months 6.4% 13.5% 7.1% 14.6%

23 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $8 $8 $8 $8 $8 $8 $7 $7 $7 $3 $3 $2 $1 $1 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $11 $11 $11 $11 $11 $11 $10 $10 $10 $6 $6 $5 $4 $1 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Swaps ($3BN @ 2.25% 1-month LIBOR strike) ($8BN receive fixed / pay 1-month LIBOR) Cash flow hedges continue to protect NIM for next 3+ years Notional value of cash flow hedges ($ Billions) Cash flow hedges Hedges expected to generate an annual NII benefit of ~$300MM through 4Q22 relative to an unhedged position1 Assuming no change to 1ML beyond 10/18/2021 Actual For end note descriptions, see end note summary starting on page 31 Blended rate of swaps will continue to improve throughout time: • 3Q21-4Q22: 3.02% • 1Q23-3Q23: 3.08% • 4Q23-1Q24: 3.09% • 2Q24: 3.14% • 3Q24-4Q24: 3.20%

24 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Strong liquidity profile $ millions – excl. Retail Brokered & Institutional CDs Unsecured debt maturities Heavily core funded Demand 31% Interest checking 22% Savings/ MMDA 25% Consumer time 1% Foreign Office <1% Non-core deposits <1% Short term borrowings <1% Other liabilities 4% Equity 11% Long- term debt 6% Holding company: • Holding Company cash as of September 30, 2021: $5.1BN • Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~27 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions • The Holding Company did not issue or have long- term debt maturities in 3Q21 Bank entity: • The Bank did not issue long-term debt in 3Q21 • $0.9BN of Bank entity debt was redeemed in 3Q21 • Available and contingent borrowing capacity (3Q21): ‒ FHLB ~$14.8B available, ~$15.1B total ‒ Federal Reserve ~$33.5B As of 9/30/2021 2021 2022 2023 2024 2025 2026 on Fifth Third Bancorp Fifth Third Bank Fifth Third Financial Corp $1,150 $3,987 $1,500 $0 $1,500 $2,250

25 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Gross servicing fees $93 $47 $89 $81 $78 $66 $66 $59 $59 $63 ($8) ($13) $18 ($3) $9 ($75) ($75) ($81) ($73) ($64) $76 $25 $85 $64 $86 3Q20 4Q20 1Q21 2Q21 3Q21 Mortgage banking results $ millions Mortgage banking net revenue Mortgage originations and margins • Mortgage banking revenue increased $22 million from the prior quarter and increased $10 million from year-ago quarter • $5.0 billion in originations, flat vs. the prior quarter and up 10% compared to the year-ago quarter; 35% purchase volume Origination fees and gains on loan sale MSR decayNet MSR Valuation Note: totals shown above may not foot due to rounding $ billions Originations HFS Originations HFI $3.4 $2.9 $3.6 $3.7 $3.8 $1.1 $1.0 $1.1 $1.3 $1.2 $4.5 $3.9 $4.7 $5.0 $5.0 3Q20 4Q20 1Q21 2Q21 3Q21 2.85% 2.50% 2.13% 1.42% 1.99% 2.36% 1.70% 1.65%Gain-on-sale margin Gain-on-sale margin represents gains on all loans originated for sale divided by salable originations. Rate lock margin Rate lock margin represents gains recorded associated with salable rate locks divided by salable rate locks. 1.57% 1.68%

26 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $44 $45 $22 $11 4Q21 4Q22 4Q23 4Q24 Estimated potential GAAP noninterest income recognition1,2 Future TRA payment schedule $ Millions; pre-tax For end note descriptions, see end note summary starting on page 31

27 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved NPL rollforward1 Commercial Consumer Total NPL $ millions $ millions $ millions For end note descriptions, see end note summary starting on page 31

28 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 3Q21 adjustments and notable items Adjusted EPS of $0.941 3Q21 reported EPS of $0.97 included a positive $0.03 impact from the following notable items: • $17 million pre-tax (~$13 million after-tax2) charge related to the valuation of the Visa total return swap • $15 million pre-tax (~$12 million after-tax2) charge related to Fifth Third Foundation contribution expense • $60 million pre-tax (~$46 million after-tax2) gain related to HSA deposit sale For end note descriptions, see end note summary starting on page 31

29 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding Fifth Third Bancorp and Subsidiaries $ and shares in millions September June March December September (unaudited) 2021 2021 2021 2020 2020 Net income (U.S. GAAP) (a) $704 $709 $694 $604 $581 Net income (U.S. GAAP) (annualized) (b) $2,793 $2,844 $2,815 $2,403 $2,311 Net income available to common shareholders (U.S. GAAP) (c) $684 $674 $674 $569 $562 Add: Intangible amortization, net of tax 9 8 9 9 9 Tangible net income available to common shareholders (d) $693 $682 $683 $578 $571 Tangible net income available to common shareholders (annualized) (e) $2,749 $2,735 $2,770 $2,299 $2,272 Net income available to common shareholders (annualized) (f) $2,714 $2,703 $2,733 $2,264 $2,236 Average Bancorp shareholders' equity (U.S. GAAP) (g) $22,927 $22,927 $22,952 $23,126 $22,952 Less: Average preferred stock (h) (2,116) (2,116) (2,116) (2,116) (2,007) Average goodwill (4,430) (4,259) (4,259) (4,261) (4,261) Average intangible assets and other servicing rights (149) (122) (133) (151) (164) Average tangible common equity (i) $16,232 $16,430 $16,444 $16,598 $16,520 Less: Average accumulated other comprehensive income ("AOCI") (1,980) (1,968) (2,231) (2,623) (2,919) Average tangible common equity, excluding AOCI (j) $14,252 $14,462 $14,213 $13,975 $13,601 Adjustments (pre-tax items) Valuation of Visa total return swap 17 37 13 30 22 Fifth Third Foundation contribution 15 - - 25 - Net business acquisition and disposition charges/(gain) (60) - - 27 - Branch and non-branch real estate charges - - - 21 19 Restructuring severance expense - - - - 19 Adjustments - after-tax 1 (k) (21) 28 10 79 46 Adjustments - tax-related State tax adjustments - - - (13) - Adjustments - tax-related (l) - - - (13) - Adjusted net income [(a) + (k) + (l)] $683 $737 $704 $670 $627 Adjusted net income (annualized) (m) $2,710 $2,956 $2,855 $2,665 $2,494 Adjusted net income available to common shareholders [(c) + (k) + (l)] $663 $702 $684 $635 $608 Adjusted net income available to common shareholders (annualized) (n) $2,630 $2,816 $2,774 $2,526 $2,419 Adjusted tangible net income available to common shareholders [(d) + (k) + (l)] $672 $710 $693 $644 $617 Adjusted tangible net income available to common shareholders (annualized) (o) $2,666 $2,848 $2,811 $2,562 $2,455 Average assets (p) $205,449 $206,353 $203,836 $203,930 $202,533 Metrics: Return on assets (b) / (p) 1.36% 1.38% 1.38% 1.18% 1.14% Adjusted return on assets (m) / (p) 1.32% 1.43% 1.40% 1.31% 1.23% Return on average common equity (f) / [(g) + (h)] 13.0% 13.0% 13.1% 10.8% 10.7% Adjusted return on average common equity (n) / [(g) + (h)] 12.6% 13.5% 13.3% 12.0% 11.5% Return on average tangible common equity (e) / (i) 16.9% 16.6% 16.8% 13.9% 13.8% Adjusted return on average tangible common equity (o) / (i) 16.4% 17.3% 17.1% 15.4% 14.9% Adjusted return on average tangible common equity, excluding AOCI (o) / (j) 18.7% 19.7% 19.8% 18.3% 18.1% For the Three Months Ended

30 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-GAAP reconciliation For end note descriptions, see end note summary starting on page 31; totals shown above may not foot due to rounding

31 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 3 end notes 1. Reported ROTCE, NIM, pre-provision net revenue, and efficiency ratio are non-GAAP measures: all adjusted figures are non-GAAP measures; see reconciliation on pages 29 and 30 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Current period regulatory capital ratios are estimated. Slide 4 end notes 1. Results are on a fully-taxable equivalent basis; non-GAAP measure: see reconciliation on pages 29 and 30 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 5 end notes 1. Non-GAAP measure: see reconciliation on pages 29 and 30 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 6 end notes 1. Non-GAAP measure: see reconciliation on pages 29 and 30 of this presentation and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 7 end notes 1. Includes taxable and tax-exempt securities. Slide 11 end notes 1. Excludes HFS loans. Slide 12 end notes 1. 3Q21 commercial and consumer portfolio make up $163M and $43M, respectively, of the total reserve for unfunded commitment Slide 13 end notes 1. Current period regulatory capital ratios are estimated. 2. See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 14 end notes 1. Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the earnings release. Slide 18 end notes 1. 2016-2020 2. since 2004 3. In terms of ethnicity or gender 4. 1/1/2012-6/30/2021 Slide 20 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures.

32 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Earnings presentation end notes Slide 21 end notes Note: Data as of 9/30/21. 1. Excludes HFS Loans & Leases. 2. Fifth Third had $11B of variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike and $8BN in receive-fix swaps. 3. Excludes ~$2.3BN in Small Business Administration Paycheck Protection Program (PPP) loans. 4. Fifth Third had $705MM 3ML receive-fix swaps and $750MM 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt. 5. Yield of the 3Q21 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio. 6. Effective duration taxable and non-taxable available for sale portfolio. 7. As a percent of total commercial, excluding PPP loans. 8. As a percent of total consumer. 9. As a percent of par. 10. Includes 12ML, 6ML, and Fed Funds based loans. 11. Excludes equity securities. Slide 22 end notes Note: Data as of 9/30/21; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1. Excludes ~$2.3BN in Small Business Administration Paycheck Protection Program (PPP) loans. 2. Effective duration taxable and non-taxable available for sale portfolio. 3. Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve. 4. Assumes cash is deployed into bullet securities, which are added evenly over first 12 months of scenario (versus no additions in the base scenario). 5. Securities are priced at par at a 1.55% spread over IOER. Slide 23 end notes 1. Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures. Slide 26 end notes 1. Assumes FIS will have sufficient taxable income to utilize TRA related deductions and have a marginal tax rate of 25%. 2. See forward-looking statements on page 2. Slide 27 end notes 1. Loan balances exclude nonaccrual loans HFS. Slide 28 end notes 1. Average diluted common shares outstanding (thousands); 706,090; all adjusted figures are non-GAAP measures; see reconciliation on pages 29 and 30 of this presentation and the use of non-GAAP measures on pages 27-29 of the earnings release. 2. Assumes a 23% tax rate. Slide 29 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate Slide 30 end notes Note: See pages 27-29 of the earnings release for a discussion on the use of non-GAAP financial measures. 1. Assumes a 23% tax rate